Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q for the period ending September 30, 2002 (the “Report”) of Tudor Fund For Employees L.P. (the “Partnership”), I, the Chief Executive Officer of the General Partner of the Partnership, certify pursuant to 18 U.S.C. §1350, as enacted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(i)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

TUDOR FUND FOR EMPLOYEES L.P.
	By:	Second Management LLC, General Partner

	By:	/s/ MARK F. DALTON

Mark F. Dalton, President and Chief Executive Officer of the General Partner

November 14, 2002